SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

                      American Home Mortgage Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-27081                 13-4066303
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

520 Broadhollow Road, Melville, New York                                11747
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, Including Area Code: (516) 949-3900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits:

            99.1 - Press Release, dated October 28, 2003

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 28, 2003, American Home Mortgage Holdings, Inc. issued a press release reporting financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2003                  AMERICAN HOME MORTGAGE HOLDINGS, INC.


                                        By:        /s/ Stephen A. Hozie
                                            ------------------------------------
                                            Name:  Stephen A. Hozie
                                            Title: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                          DESCRIPTION
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      99.1                              Press Release, dated October 28, 2003